UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered

Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2026, Jackson Financial Inc.’s (the “Company”) Board of Directors approved the following actions, each effective October 1, 2026:

•	the appointment of Don W. Cummings to serve as Chief Executive Officer and President and a director of the Company; and

•	the appointment of Brian M. Walta to serve as Executive Vice President and Chief Financial Officer of the Company.

Mr. Cummings is currently Executive Vice President and Chief Financial Officer of the Company, a position he has held since June 2024. Previously, he served as the Company’s Senior Vice President, Controller and Chief Accounting Officer beginning December 2020. Previously, Mr. Cummings served as interim Chief Financial Officer at Fortitude Reinsurance Company Ltd. and Global Corporate Controller at American International Group, Inc. Mr. Cummings is age 63.

Mr. Walta is currently Senior Vice President, Planning and Asset Liability Management of the Company’s principal operating subsidiary, Jackson National Life Insurance Company (“JNLIC”), a position he has held since 2024. He has experience in hedging, asset liability management, capital modeling, and business plan forecasting. Previously, he served as Vice President, Asset Liability Management beginning in 2016. He has held various positions with JNLIC with increasing responsibilities for asset liability management over a twenty-year period. He holds a Chartered Financial Analyst certification from the CFA Institute, is a Fellow of the Society of Actuaries, and a member of the American Academy of Actuaries. Mr. Walta is age 50.

Laura L. Prieskorn, who is currently Chief Executive Officer and President and a director of the Company, announced her intention to retire from those positions and as a director effective as of the end of the day on September 30, 2026. Thereafter, Ms. Prieskorn is expected to continue as an advisor to the Company until December 31, 2026, to facilitate the transition in senior management.

As Chief Executive Officer and President, Mr. Cummings will receive a compensation package including $1,050,000 base salary, a target bonus opportunity of 200% of base salary, and a target annual long-term incentive award of $7,850,000. As Executive Vice President and Chief Financial Officer, Mr. Walta will receive a compensation package including $600,000 base salary, a target bonus opportunity of 150% of base salary, and a target annual long-term incentive award of $1,900,000. In both cases, the target bonus and long-term incentive awards for 2026 will be prorated based upon the individual’s existing pre-promotion opportunity and the noted post-promotion opportunity. Both Mr. Cummings and Mr. Walta also will receive other compensation pursuant to certain plans provided by the Company, including health and welfare, retirement, and benefits typically available to our executives. Ms. Prieskorn is expected to continue to receive her current base salary in respect of her advisory services. Her target bonus opportunity for 2026 will be pro rated through September 30, 2026.

Item 7.01. Regulation FD Disclosure.

On July 22, 2026, the Company issued a press release announcing the changes in executive leadership. A copy of that press release is furnished as Exhibit 99.1 to this Report.

The information in this Item (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth in such a filing.

************

SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this report not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Other factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2026, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

WEBSITE INFORMATION

Visit investors.jackson.com to view information regarding Jackson Financial Inc. We routinely use our investor relations website as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 22, 2026, announcing changes in executive leadership.

104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Carrie L. Chelko
Carrie L. Chelko
Executive Vice President and General Counsel
Date: July 22, 2026